This document is to be used for initial grants to new directors


                             Stock Option Agreement

                           Under the XOMA Corporation

                        1992 Directors Stock Option Plan



(A)         Optionee:

(B)         Grant Date:                  (E)       Expiration Date:

(C)         Shares:                      (F)       Exercise Price:
            10,000 shares                          $   per share

(D)         Share Installments:          (G)       Option Type:
            Option becomes exercis-                Non-Qualified Stock Option
            able in five equal, an-
            nual installments, be-
            ginning 1 year from
            Grant Date

     Subject to the terms of the XOMA Corporation 1992 Directors Stock Option Plan, as amended and restated through October 30, 1996 (the "Plan") and to the terms and conditions set forth in this agreement (the "Agreement"), XOMA Corporation (the "Corporation") has granted you, as of the Grant Date shown in item (B) above, a non-qualified stock option (not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase the number of shares of the Corporation's Common Stock shown in item (C) above (the "Optioned Shares") at the Exercise Price shown in item (F) above.

     The details of your option are as follows:

     1. Term. This option has a maximum term of ten years measured from the Grant Date and will, unless sooner terminated in accordance with Section 4 or Subsection 6(a) hereof, expire on the Expiration Date shown in item (E) above. Upon the Expiration Date or upon the sooner termination of this option under
Section 4 or Subsection 6(a), this option will cease to be exercisable and have no further force or effect whatsoever.


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                                      -2-


     2. Transferability. This option is transferable and assignable by you to your spouse or descendent (any such spouse or descendent, an "Immediate Family Member") or a corporation, partnership, limited liability company or trust so long as all of the shareholders, partners, members or beneficiaries thereof, as the case may be, are either you or an Immediate Family Member, provided that there may be no consideration for any such transfer, and, following transfer,
(i) subsequent transfers of this option will be prohibited other than by will or the laws of descent and distribution, and (ii) this option will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Agreement any references to "you" will refer to the transferee.

     3. Exercise Schedule. Provided that you remain a member of the Board of Directors of the Corporation who is not a full or part-time employee of the Corporation or of any subsidiary or affiliate of the Corporation (a "Director"), and except as otherwise provided in Section 6(a), the option granted herein will become exercisable in accordance with the following schedule:

     (a) This option is exercisable with respect to 20% of the Optioned Shares after the expiration of one year from the Grant Date;

     (b) This option is exercisable with respect to an additional 20% of the Optioned Shares after the expiration of two years from the Grant Date;

     (c) This option is exercisable with respect to an additional 20% of the Optioned Shares after the expiration of three years from the Grant Date;

     (d) This option is exercisable with respect to an additional 20% of the Optioned Shares after the expiration of four years from the Grant Date; and

     (e) This option is exercisable with respect to the remaining 20% of the Optioned Shares after the expiration of five years from the Grant Date.

     Exercisable installments may be exercised in whole or in part in increments of 25 or more shares and, to the extent not exercised, will accumulate and be exercisable at any time on or before the Expiration Date or sooner termination of the option term.


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     4. Accelerated Termination of Option Term. The option term specified in
Section 1 will terminate (and this option will cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

     (a) Except as otherwise provided in Subsections (b), (c) and (d) below, if you cease to be a Director at any time during the option term, then you will have up to three months commencing with the date of such cessation of Director status in which to exercise this option, but in no event will this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Optioned Shares (if any) for which it is exercisable at the date of your cessation of Director status. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option will terminate and cease to be outstanding.

     (b) If you die while this option is outstanding, then the personal representative of your estate or the person or persons to whom the option is transferred pursuant to your will or in accordance with the laws of descent and distribution will have the right to exercise this option, but only with respect to the number of Optioned Shares (if any) for which it is exercisable at the date of your death. Such right will lapse and this option will cease to be exercisable upon the earlier of (i) the expiration of the one-year period measured from the date of your death or (ii) the Expiration Date.

     (c) If you become permanently disabled and cease by reason thereof to be a Director at any time during the option term, then you will have a period of twelve months (commencing with the date of such cessation of Director status) during which to exercise this option; provided, however, that in no event will this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Optioned Shares (if any) for which this option is exercisable at the date of your cessation of Director status. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option will terminate and cease to be outstanding. You will be deemed to be permanently disabled if you are, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than


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twelve consecutive months or more, unable to perform your usual duties as a
Director of the Corporation.

     (d) If your status as a Director is terminated on account of any act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation, or any unauthorized disclosure of confidential information or trade secrets of the Corporation, this option will terminate and cease to be exercisable immediately upon the date of such termination of Director status.

     5. Adjustment Upon Changes in Capitalization.

     (a) If the number of shares of the Corporation as a whole is increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation, whether through reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment will be made in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding portion, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price of each share covered by the option.

     (b) If the Corporation is the surviving entity in any merger or other business combination, then this option will be appropriately adjusted to apply and pertain to the number and class of securities which the holder of the number of shares of the Corporation's Common Stock subject to this option immediately prior to such merger or other business combination would have been entitled to receive in the consummation of such merger or other business combination, and an appropriate adjustment will be made to the Exercise Price payable per share, provided the aggregate Exercise Price will remain the same.

     6. Corporate Transaction.

     (a) In the event of one or more of the following transactions ("Corporate Transaction"):

          (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the


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                                      -5-


     principal purpose of which is to change the State of the Corporation's incorporation,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or

          (iii) any other business combination in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then the exercisability of this option will automatically be accelerated so that such option may be exercised simultaneously with consummation of such Corporate Transaction for any or all of the shares of the Corporation's Common stock subject to this option. No such acceleration of exercise dates will occur, however, if and to the extent the terms of any agreement relating to such Corporate Transaction provide as a prerequisite to the consummation of such Corporate Transaction that outstanding options to purchase the Corporation's Common Stock (including this option) are to be assumed by the successor corporation or parent thereof or are to be replaced with options to purchase shares of capital stock of the successor corporation or parent thereof. In any such case, an appropriate adjustment as to the number and kind of shares and the per share exercise prices will be made. No fractional shares of stock will be issued on account of any adjustment specified above. Immediately following the consummation of the Corporate Transaction, this option will, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be exercisable.

     (b) This Agreement will not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. Privilege of Stock Ownership. You will not have any rights of a stockholder of the Corporation with respect to the Optioned Shares until you have exercised the option, paid the Exercise Price and been issued a stock certificate for the purchased shares.

     8. Manner of Exercising Option.

     (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, you (or in the case of exercise after


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                                      -6-


your death, your executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) Provide the Secretary of the Corporation with written notice of such exercise, specifying the number of Optioned Shares with respect to which the option is being exercised.

          (ii) Pay the Exercise Price in full, in cash or by check payable to the Corporation's order, for the Optioned Shares being purchased.

          (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option, if other than you, have the right to exercise this option.

     (b) In no event may this option be exercised for any fractional shares.

     9. Compliance with Laws and Regulations.

     (a) The exercise of this option and the issuance of Optioned Shares upon such exercise will be subject to compliance by the Corporation and by you with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

     (b) In connection with the exercise of this option, you will execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and State securities law.


     10. Restrictive Legends. If and to the extent any Optioned Shares acquired under this option are not registered under the Securities Act of 1933, the stock certificates for such Optioned Shares will be endorsed with restrictive legends, including (without limitation) the following:

          "The Shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of
          (a) an effective registration statement for the shares


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          under such Act, (b) a 'no action' letter of the Securities and
          Exchange Commission with respect to such sale or offer, or (c) an opinion of counsel to the Company that registration under such Act is not required with respect to such sale or offer."

     11. Successors and Assigns. Except to the extent otherwise provided in
Section 2 and Subsection 6(a), the provisions of this Agreement will inure to the benefit of, and be binding upon, your successors, administrators, heirs, legal representatives and assigns and the successors and assigns of the Corporation.

     12. Liability of the Corporation.

     (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of the Corporation's Common Stock which may without stockholder approval be issued under the Plan, then this option will be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares of the Corporation's Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

     (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option will relieve the Corporation of any liability in respect of the non-issuance or sale of such stock as to which such approval will not have been obtained.

     13. No Right to Nomination. Neither this Agreement nor any action taken hereunder will be construed as giving you any right to be nominated for re-election to the Board of Directors of the Corporation.

     14. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement will be in writing and addressed to the Corporation in care of its Secretary at its corporate offices. Any notice required to be given or delivered to you will be in writing and addressed to you at the address indicated below your signature line herein. All notices will be deemed to be given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.


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     15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. Any dispute regarding the interpretation of this Agreement will be submitted to the Plan Administrator (as that term is defined in the Plan) for resolution. The decision of the Plan Administrator will be final, binding and conclusive. Questions regarding this option or the Plan should be referred to the Paralegal Assistant in the Legal Department of the Corporation.

     16. Governing Law. The interpretation, performance, and enforcement of this Agreement will be governed by the laws of the State of California.


                           XOMA CORPORATION


                           By:
                                    John L. Castello
                                    Chairman of the Board,
                                    President & Chief Executive
                                      Officer


                           Dated:


     I hereby agree to be bound by the terms and conditions of this Agreement and the Plan.

                            By:


                            Dated:


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     If the optionee resides in California or another community property jurisdiction, I, as the optionee's spouse, also agree to be bound by the terms and conditions of this Agreement and the Plan.


                            By:


                            Dated: